Exhibit 99.2

Supplemental Financial Information May 6, 2019

Supplemental Financial Information For the quarter ended March 31, 2019 May 6, 2019

Supplemental Financial Information May 6, 2019

Table of Contents

HIDDEN_ROW
CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statement	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q1 2019 – Q1 2018	10
Consolidated Statements of Operations Q1 2019/2018	12
Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q1 2019/2018	13
Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q1 2019/2018	14
Pro Forma Consolidated Statements of Operations Q1 2019 – Q2 2018, FY 2018	15
EARNINGS GUIDANCE	16
Earnings Guidance for Q2 and FY 2019	17
Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and Adjusted FFO Attributable to Common Stockholders Q2 and FY 2019	19
CAPITALIZATION	20
Comparative Capitalization Q1 2019 – Q1 2018	21
Consolidated Debt Summary Schedule	22
Consolidated Amortization and Debt Maturity Schedule as of March 31, 2019	23
PROPERTY-LEVEL DATA	24
Hotel Information as of May 6, 2019	25

Supplemental Financial Information May 6, 2019

Supplemental Financial Information May 6, 2019

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information May 6, 2019

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of May 6, 2019 has interests in 21 hotels comprised of 10,780 rooms. Sunstone’s business is to acquire, own, asset manage and renovate hotels considered to be Long-Term Relevant Real Estate®, the majority of which are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns through the ownership of Long-Term Relevant Real Estate® in the hospitality sector. Our values include transparency, trust, ethical conduct, honest communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to own hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements. Our strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Our goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information May 6, 2019

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, government shutdown, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; severe weather events or other natural disasters; risks impacting our ability to pay anticipated future dividends; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of May 6, 2019, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information May 6, 2019

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the NAREIT definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information May 6, 2019

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; lease terminations; and property insurance proceeds or uninsured losses.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net income (loss) allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. In addition, we exclude the amortization of our right-of-use assets, which includes the amortization of our operating lease

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information May 6, 2019

intangible, as well as the noncash expense incurred from straight-lining our lease obligations, as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles and the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that both of these leases are finance leases, and, therefore, we include a portion of the lease payments each month in interest expense. We adjust EBITDAre for these two finance leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We  also exclude the effect of gains and losses on the disposition of undepreciable assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligations as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets, which includes the amortization of both our finance and operating lease intangibles, as well as the noncash expense incurred from straight-lining our lease obligations (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest are set forth on page 13 of this supplemental package. Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page 14 of this supplemental package.

Our 21 Hotel Actual/Comparable Portfolio is comprised of all hotels we owned as of March 31, 2019.  We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

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Supplemental Financial Information May 6, 2019

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 6, 2019

Condensed Consolidated Balance Sheets
Q1 2019 – Q1 2018

(In thousands)	March 31, 2019 (1)	December 31, 2018 (2)	September 30, 2018 (3)	June 30, 2018 (4)	March 31, 2018 (5)
Assets
Investment in hotel properties:
Land	$605,388	$611,993	$615,641	$604,866	$605,054
Buildings & improvements	2,950,723	2,983,308	3,013,659	3,039,104	3,067,473
Furniture, fixtures, & equipment	492,317	486,441	489,153	488,042	496,492
Other	88,305	117,543	132,813	117,962	115,365
	4,136,733	4,199,285	4,251,266	4,249,974	4,284,384
Less accumulated depreciation & amortization	(1,189,937)	(1,168,287)	(1,177,644)	(1,160,793)	(1,173,497)
	2,946,796	3,030,998	3,073,622	3,089,181	3,110,887

Finance lease right-of-use assets, net (6)	55,359	—	—	—	—
Operating lease right-of-use assets, net (6)	63,235	—	—	—	—
Other noncurrent assets, net	32,878	33,361	35,019	35,102	33,016

Current assets:
Cash and cash equivalents	683,995	809,316	650,691	544,900	467,050
Restricted cash	50,746	53,053	68,794	74,989	79,336
Other current assets, net	57,648	46,105	57,175	59,052	62,496
Assets held for sale, net	—	—	33,312	42,389	—
Total assets	$3,890,657	$3,972,833	$3,918,613	$3,845,613	$3,752,785

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information May 6, 2019

Condensed Consolidated Balance Sheets
Q1 2019– Q1 2018 (cont.)

(In thousands)	March 31, 2019 (1)	December 31, 2018 (2)	September 30, 2018 (3)	June 30, 2018 (4)	March 31, 2018 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$6,064	$5,838	$5,913	$5,653	$5,569
Other current liabilities	106,318	226,887	118,050	118,553	110,685
Liabilities of assets held for sale	—	—	3,459	4,061	—
Total current liabilities	112,382	232,725	127,422	128,267	116,254

Notes payable, less current portion, net	969,657	971,225	972,814	974,309	975,779
Finance lease obligations, less current portion (6)	27,064	27,009	26,956	26,904	26,854
Operating lease obligations, less current portion (6)	53,276	—	—	—	—
Other liabilities	17,991	30,703	30,981	30,802	31,041
Total liabilities	1,180,370	1,261,662	1,158,173	1,160,282	1,149,928

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,286	2,282	2,282	2,283	2,256

Additional paid in capital	2,726,466	2,728,684	2,726,523	2,724,379	2,677,099
Retained earnings	1,199,039	1,182,722	1,106,391	1,017,181	968,293
Cumulative dividends and distributions	(1,454,838)	(1,440,202)	(1,313,741)	(1,299,121)	(1,284,501)
Total stockholders' equity	2,662,953	2,663,486	2,711,455	2,634,722	2,553,147
Noncontrolling interest in consolidated joint venture	47,334	47,685	48,985	50,609	49,710
Total equity	2,710,287	2,711,171	2,760,440	2,685,331	2,602,857
Total liabilities and equity	$3,890,657	$3,972,833	$3,918,613	$3,845,613	$3,752,785

(1)	As presented on Form 10-Q to be filed in May 2019.
(2)	As presented on Form 10-K filed on February 14, 2019.
(3)	As presented on Form 10-Q filed on November 6, 2018.
(4)	As presented on Form 10-Q filed on August 1, 2018.
(5)	As presented on Form 10-Q filed on May 8, 2018.
(6)

Upon adoption of ASC 842 Leases in January 2019, the Company recorded operating lease right-of-use assets and related operating lease obligations on its balance sheet. In addition, the Company reclassified its capital lease assets from investment in hotel properties to finance lease right-of-use assets and the related capital lease obligations to finance lease obligations.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information May 6, 2019

Consolidated Statements of Operations
Q1 2019/2018

	Three Months Ended March 31,
(In thousands, except per share data)	2019	2018
Revenues
Room	$171,858	$180,276
Food and beverage	69,113	74,266
Other operating	16,709	16,904
Total revenues	257,680	271,446
Operating expenses
Room	48,246	51,095
Food and beverage	46,822	50,154
Other operating	3,965	3,941
Advertising and promotion	13,564	13,906
Repairs and maintenance	10,282	11,103
Utilities	6,665	7,475
Franchise costs	6,839	7,853
Property tax, ground lease and insurance	20,348	21,781
Other property-level expenses	32,840	33,907
Corporate overhead	7,516	7,102
Depreciation and amortization	36,387	36,688
Total operating expenses	233,474	245,005

Interest and other income	4,924	1,491
Interest expense	(14,326)	(8,876)
Gain on sale of assets	—	15,659
Income before income taxes	14,804	34,715
Income tax benefit, net	3,112	3,740
Net income	17,916	38,455
Income from consolidated joint venture attributable to noncontrolling interest	(1,599)	(2,439)
Preferred stock dividends	(3,207)	(3,207)
Income attributable to common stockholders	$13,110	$32,809

Basic and diluted per share amounts:
Basic and diluted income attributable to common stockholders per common share	$0.06	$0.15

Basic and diluted weighted average common shares outstanding	227,219	224,282

Distributions declared per common share	$0.05	$0.05

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information May 6, 2019

Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q1 2019/2018

	Three Months Ended March 31,
(In thousands)	2019	2018
Net income	$17,916	$38,455
Operations held for investment:
Depreciation and amortization	36,387	36,688
Interest expense	14,326	8,876
Income tax benefit, net	(3,112)	(3,740)
Gain on sale of assets	—	(15,669)
EBITDAre	65,517	64,610

Operations held for investment:
Amortization of deferred stock compensation	2,122	2,000
Amortization of favorable and unfavorable contracts, net	—	3
Amortization of right-of-use assets (1)	(19)	(218)
Finance lease obligation interest - cash ground rent	(589)	(589)
Hurricane-related uninsured losses	—	69
Prior year property tax adjustments, net	189	(19)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,599)	(2,439)
Depreciation and amortization	(639)	(638)
Interest expense	(560)	(435)
Amortization of right-of-use asset (1)	72	72
	(1,023)	(2,194)
Adjusted EBITDAre, excluding noncontrolling interest	$64,494	$62,416

(1)

Amounts originally reported for the three months ended March 31, 2018 for amortization of lease intangibles and noncash ground rent have been reclassified to amortization of right-of-use assets to conform to the current year's reporting.

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information May 6, 2019

Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q1 2019/2018

	Three Months Ended March 31,
(In thousands, except per share data)	2019	2018
Net income	$17,916	$38,455
Preferred stock dividends	(3,207)	(3,207)
Operations held for investment:
Real estate depreciation and amortization (1)	35,770	36,228
Gain on sale of assets	—	(15,669)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,599)	(2,439)
Real estate depreciation and amortization	(639)	(638)
FFO attributable to common stockholders	48,241	52,730

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	—	3
Real estate amortization of right-of-use assets (1)	151	148
Noncash interest on derivatives and finance lease obligations, net	2,119	(3,137)
Hurricane-related uninsured losses	—	69
Prior year property tax adjustments, net	189	(19)
Noncash income tax benefit, net	(3,284)	(3,966)
Noncontrolling interest:
Real estate amortization of right-of-use asset (1)	72	72
Noncash interest on derivative, net	—	3
	(753)	(6,827)
Adjusted FFO attributable to common stockholders	$47,488	$45,903
FFO attributable to common stockholders per diluted share	$0.21	$0.23
Adjusted FFO attributable to common stockholders per diluted share	$0.21	$0.20

Basic weighted average shares outstanding	227,219	224,282
Shares associated with unvested restricted stock awards	260	343
Diluted weighted average shares outstanding	227,479	224,625

(1)

Amounts originally reported for the three months ended March 31, 2018 for real estate depreciation and amortization related to finance leases, amortization of lease intangibles and noncash ground rent have been reclassified to real estate amortization of right-of-use assets to conform to the current year's reporting.

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information May 6, 2019

Pro Forma Consolidated Statements of Operations
Q1 2019 – Q2 2018, FY 2018

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	March 31,	December 31,	September 30,	June 30,	December 31,
	2019	2018	2018	2018	2018
Revenues
Room	$171,858	$186,414	$198,568	$204,295	$754,093
Food and beverage	69,113	65,672	60,987	72,136	266,086
Other operating	16,709	22,265	17,313	16,502	71,809
Total revenues	257,680	274,351	276,868	292,933	1,091,988

Operating Expenses
Room	48,246	49,264	51,210	50,756	198,179
Food and beverage	46,822	45,200	43,805	46,088	180,458
Other expenses	94,503	91,897	91,887	93,846	367,104
Corporate overhead	7,516	8,191	7,360	7,594	30,247
Depreciation and amortization	36,387	35,836	35,018	35,269	140,712
Total operating expenses	233,474	230,388	229,280	233,553	916,700

Interest and other income	4,924	3,451	2,592	2,966	10,500
Interest expense	(14,326)	(16,081)	(11,549)	(11,184)	(47,690)
Loss on extinguishment of debt	—	(835)	—	—	(835)
Income before income taxes	14,804	30,498	38,631	51,162	137,263
Income tax benefit (provision), net	3,112	(2,459)	(673)	(2,375)	(1,767)
Net Income	$17,916	$28,039	$37,958	$48,787	$135,496

Adjusted EBITDAre, excluding noncontrolling interest (2)	$64,494	$81,668	$83,077	$95,293	$318,268

(1)

Includes the Company's ownership results for the 21 Hotel Actual/Comparable Portfolio, along with the reduction of rental expense due to the acquisitions of previously leased building space and land at the Renaissance Washington DC and JW Marriott New Orleans, respectively. Excludes the Company's ownership results for the Marriott Tysons Corner due to its sale in December 2018, the Hilton North Houston and Marriott Houston (the “two Houston hotels”) due to their sales in October 2018, the Hyatt Regency Newport Beach due to its sale in July 2018, and the Marriott Philadelphia and Marriott Quincy due to their sales in January 2018.

(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the three months ended March 31, 2019 can be found on page 13 in this supplemental package.

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Supplemental Financial Information May 6, 2019

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 16

Supplemental Financial Information May 6, 2019

Earnings Guidance for Q2 and FY 2019

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business, changes in its operating environment, or any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, noncash impairment expense, changes in deferred tax assets or valuation allowances, severance costs associated with restructuring hotel services, uninsured property losses, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, or unannounced financings during 2019.

For the second quarter of 2019, the Company expects:

Metric	Quarter Ended June 30, 2019 Guidance (1)
Net Income ($ millions)	$44 to $48
21 Hotel Comparable Portfolio RevPAR Growth	0.0% to + 2.0%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$93 to $96
Adjusted FFO Attributable to Common Stockholders ($ millions)	$74 to $77
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.32 to $0.34
Diluted Weighted Average Shares Outstanding	227,700,000

For the full year of 2019, the Company expects:

Metric	Full Year 2019 Guidance (2)	Current Full Year 2019 Guidance (1)	Change in Full Year 2019 Guidance Midpoint
Net Income ($ millions)	$109 to $134	$118 to $135	+ $5
21 Hotel Comparable Portfolio RevPAR Growth	0.0% to + 3.0%	0.5% to + 3.0%	+ 0.25%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$300 to $324	$308 to $324	+ $4
Adjusted FFO Attributable to Common Stockholders ($ millions)	$229 to $254	$238 to $254	+ $5
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.01 to $1.11	$1.04 to $1.11	+ $0.02
Diluted Weighted Average Shares Outstanding	228,000,000	228,000,000	―

(1)	See page 19 for detailed reconciliations of Net Income to non-GAAP financial measures.
(2)	Reflects guidance presented on February 12, 2019.

EARNINGS GUIDANCE	Page 17

Supplemental Financial Information May 6, 2019

Earnings Guidance for Q2 and FY 2019 (cont.)

Second quarter and full year 2019 guidance are based in part on the following assumptions:

•	Full year total revenue displacement of $4.5 million to $5.5 million, related to planned 2019 capital investment projects.
•	Full year Adjusted EBITDAre, excluding noncontrolling interest displacement of approximately $3.5 million to $4.5 million, related to planned 2019 capital investment projects.
•	Full year 21 Hotel Comparable Portfolio Adjusted EBITDAre Margin is expected to decline 25 basis points to 75 basis points.
•	Full year corporate overhead expense (excluding deferred stock amortization) of approximately $23 million.
•	Full year amortization of deferred stock compensation expense of approximately $9 million.
•

Full year interest expense of approximately $53 million, including approximately $3 million in amortization of deferred financing costs, approximately $3 million of finance lease obligation interest and approximately $2 million of noncash loss on derivatives.

•	Full year total preferred dividends of $13 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 18

Supplemental Financial Information May 6, 2019

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and

Adjusted FFO Attributable to Common Stockholders
Q2 and FY 2019

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest

	Quarter Ended		Year Ended
	June 30, 2019		December 31, 2019
(In thousands, except per share data)	Low	High	Low	High

Net income	$43,900	$47,500	$117,700	$134,900
Depreciation and amortization	36,500	36,300	145,400	144,800
Interest expense	13,200	13,000	52,900	52,500
Income tax provision (benefit), net	300	300	(2,100)	(2,100)
Amortization of deferred stock compensation	3,000	3,000	9,300	9,300
Amortization of right-of-use assets	(300)	(300)	(800)	(800)
Finance lease obligation interest - cash ground rent	(600)	(600)	(2,400)	(2,400)
Prior year property tax adjustments, net	—	—	200	200
Noncontrolling interest	(3,000)	(3,200)	(12,200)	(12,400)
Adjusted EBITDAre, excluding noncontrolling interest	$93,000	$96,000	$308,000	$324,000

Reconciliation of Net Income to Adjusted FFO Attributable to Common Stockholders

Net income	$43,900	$47,500	$117,700	$134,900
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	35,600	35,400	143,000	142,400
Real estate amortization of right-of-use assets	200	200	600	600
Noncash interest on derivatives and finance lease obligations, net	100	100	2,300	2,300
Prior year property tax adjustments, net	—	—	200	200
Noncash income tax benefit, net	—	—	(3,300)	(3,300)
Noncontrolling interest	(2,600)	(2,800)	(9,900)	(10,100)
Adjusted FFO attributable to common stockholders	$74,000	$77,200	$237,800	$254,200

Adjusted FFO attributable to common stockholders per diluted share	$0.32	$0.34	$1.04	$1.11

Diluted weighted average shares outstanding	227,700	227,700	228,000	228,000

EARNINGS GUIDANCE	Page 19

Supplemental Financial Information May 6, 2019

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information May 6, 2019

Comparative Capitalization
Q1 2019 – Q1 2018

	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2019	2018	2018	2018	2018

Common Share Price & Dividends
At the end of the quarter	$14.40	$13.01	$16.36	$16.62	$15.22
High during quarter ended	$15.44	$16.13	$16.98	$17.52	$17.26
Low during quarter ended	$12.86	$12.91	$15.79	$14.42	$14.33
Common dividends per share	$0.05	$0.54	$0.05	$0.05	$0.05

Common Shares & Units
Common shares outstanding	228,587	228,246	228,247	228,254	225,615
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	228,587	228,246	228,247	228,254	225,615

Capitalization
Market value of common equity	$3,291,659	$2,969,484	$3,734,122	$3,793,586	$3,433,856
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	980,996	982,828	984,916	986,638	988,510
Consolidated total capitalization	4,462,655	4,142,312	4,909,038	4,970,224	4,612,366

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$4,407,655	$4,087,312	$4,854,038	$4,915,224	$4,557,366

Consolidated debt to consolidated total capitalization	22.0%	23.7%	20.1%	19.9%	21.4%
Pro rata debt to pro rata total capitalization	21.0%	22.7%	19.2%	19.0%	20.5%
Consolidated debt and preferred equity to consolidated total capitalization	26.2%	28.3%	23.9%	23.7%	25.6%
Pro rata debt and preferred equity to pro rata total capitalization	25.3%	27.3%	23.1%	22.8%	24.7%

CAPITALIZATION	Page 21

Supplemental Financial Information May 6, 2019

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2019	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$79,314	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	113,312	106,855
Term Loan Facility	Unsecured	2.94%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.20%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	83,204	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	60,166	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				760,996	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 1.05%	12/09/2023 (1)	220,000	220,000
Credit Facility	Unsecured	L + 1.40% - 2.25%	04/14/2023	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$980,996	$952,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.6%
% Floating Rate Debt				22.4%
Average Interest Rate (2)				4.23%
Weighted Average Maturity of Debt (1)				4.9 years

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.  By extending this loan, the Company's weighted average maturity of debt increases from 4.2 years to 4.9 years.

(2)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at March 31, 2019, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 22

Supplemental Financial Information May 6, 2019

Consolidated Amortization and Debt Maturity Schedule

As of March 31, 2019

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the March 31, 2019 consolidated total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information May 6, 2019

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information May 6, 2019

Hotel Information as of May 6, 2019

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	11.04%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	9.83%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	7.49%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	7.46%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	7.24%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	5.77%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547	5.07%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	502	4.66%	100%	Fee Simple		2007
9	JW Marriott New Orleans (2)	Louisiana	Marriott	501	4.65%	100%	Fee Simple		2011
10	Hilton Times Square	New York	Hilton	478	4.43%	100%	Leasehold	2091	2006
11	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419	3.89%	100%	Leasehold	2097	2012
12	Marriott Boston Long Wharf	Massachusetts	Marriott	415	3.85%	100%	Fee Simple		2007
13	Renaissance Long Beach	California	Marriott	374	3.47%	100%	Fee Simple		2005
14	Embassy Suites Chicago	Illinois	Hilton	368	3.41%	100%	Fee Simple		2002
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	3.35%	100%	Fee Simple		2012
16	Renaissance Westchester	New York	Marriott	348	3.23%	100%	Fee Simple		2010
17	Embassy Suites La Jolla	California	Hilton	340	3.15%	100%	Fee Simple		2006
18	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.34%	100%	Fee Simple		2013
19	Marriott Portland	Oregon	Marriott	249	2.31%	100%	Fee Simple		2000
20	Courtyard by Marriott Los Angeles (3)	California	Marriott	187	1.73%	100%	Leasehold	2096	1999
21	Oceans Edge Resort & Marina	Florida	Independent	175	1.62%	100%	Fee Simple		2017

	Total 21 Hotel Actual/Comparable Portfolio			10,780	100%

(1)	Assumes the full exercise of all lease extensions.
(2)	Hotel is subject to a municipal air rights lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel operation.
(3)	Hotel is subject to a ground lease that contains a purchase right option in 2037, which the Company intends to exercise.

PROPERTY-LEVEL DATA	Page 25

Supplemental Financial Information May 6, 2019

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information May 6, 2019

Property-Level Operating Statistics

Q1 2019/2018

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2019	2018	Variance	2019	2018	Variance	2019	2018	Variance
1	Hilton San Diego Bayfront (1)	$257.17	$243.43	5.6%	75.4%	86.1%	-12.4%	$193.91	$209.59	-7.5%
2	Boston Park Plaza	$155.36	$160.58	-3.3%	80.8%	70.0%	15.4%	$125.53	$112.41	11.7%
3	Renaissance Washington DC	$242.86	$228.69	6.2%	73.5%	74.4%	-1.2%	$178.50	$170.15	4.9%
4	Hyatt Regency San Francisco (1)	$353.37	$299.75	17.9%	84.2%	84.5%	-0.4%	$297.54	$253.29	17.5%
5	Renaissance Orlando at SeaWorld®	$197.30	$190.67	3.5%	83.8%	82.7%	1.3%	$165.34	$157.68	4.9%
6	Renaissance Harborplace (1)	$157.29	$148.61	5.8%	42.4%	59.6%	-28.9%	$66.69	$88.57	-24.7%
7	Wailea Beach Resort	$496.33	$443.04	12.0%	92.8%	94.8%	-2.1%	$460.59	$420.00	9.7%
8	Renaissance Los Angeles Airport (1)	$148.07	$152.63	-3.0%	88.1%	81.4%	8.2%	$130.45	$124.24	5.0%
9	JW Marriott New Orleans	$226.85	$217.87	4.1%	86.4%	84.5%	2.2%	$196.00	$184.10	6.5%
10	Hilton Times Square	$210.33	$217.41	-3.3%	99.0%	99.2%	-0.2%	$208.23	$215.67	-3.5%
11	Hyatt Centric Magnificent Mile	$125.94	$133.99	-6.0%	68.9%	73.7%	-6.5%	$86.77	$98.75	-12.1%
12	Marriott Boston Long Wharf (1)	$231.95	$251.17	-7.7%	78.5%	41.5%	89.2%	$182.08	$104.24	74.7%
13	Renaissance Long Beach	$192.79	$193.19	-0.2%	82.7%	83.9%	-1.4%	$159.44	$162.09	-1.6%
14	Embassy Suites Chicago	$126.11	$135.24	-6.8%	80.6%	79.8%	1.0%	$101.64	$107.92	-5.8%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$101.72	$110.38	-7.8%	67.9%	77.8%	-12.7%	$69.07	$85.88	-19.6%
16	Renaissance Westchester	$148.50	$148.90	-0.3%	66.8%	69.7%	-4.2%	$99.20	$103.78	-4.4%
17	Embassy Suites La Jolla	$195.39	$190.46	2.6%	87.7%	83.9%	4.5%	$171.36	$159.80	7.2%
18	Hilton New Orleans St. Charles	$189.41	$195.39	-3.1%	79.6%	83.0%	-4.1%	$150.77	$162.17	-7.0%
19	Marriott Portland	$162.13	$165.54	-2.1%	79.0%	80.9%	-2.3%	$128.08	$133.92	-4.4%
20	Courtyard by Marriott Los Angeles	$160.36	$164.41	-2.5%	94.2%	95.6%	-1.5%	$151.06	$157.18	-3.9%
21	Oceans Edge Resort & Marina	$313.20	$290.85	7.7%	95.0%	90.9%	4.5%	$297.54	$264.38	12.5%

	21 Hotel Actual/Comparable Portfolio (2)	$223.78	$214.63	4.3%	79.2%	79.2%	0.0%	$177.23	$169.99	4.3%

(1)

Operating statistics for the first quarter of 2019 are impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace. Operating statistics for the first quarter of 2018 are impacted by room renovations at the Hyatt Regency San Francisco, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

(2)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of March 31, 2019.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information May 6, 2019

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 28

Supplemental Financial Information May 6, 2019

Operating Statistics by Brand
Q1 2019/2018

		For the Three Months Ended March 31,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	11	77.5%	$232.23	$179.98	76.5%	$221.43	$169.39	6.2%
Hilton (2)	6	80.7%	$202.77	$163.64	85.9%	$201.90	$173.43	-5.6%
Hyatt (3)	2	79.0%	$285.38	$225.45	80.8%	$247.96	$200.35	12.5%
Other (4)	2	82.8%	$181.02	$149.88	72.9%	$183.60	$133.84	12.0%

21 Hotel Actual/Comparable Portfolio (5)	21	79.2%	$223.78	$177.23	79.2%	$214.63	$169.99	4.3%

(1)

Marriott excludes the Marriott Tysons Corner, sold in December 2018, the Marriott Houston, sold in October 2018, and the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(2)	Hilton excludes the Hilton North Houston, sold in October 2018.
(3)	Hyatt excludes the Hyatt Regency Newport Beach, sold in July 2018.
(4)	Other includes the Boston Park Plaza and the Oceans Edge Resort & Marina.
(5)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of March 31, 2019.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information May 6, 2019

21 Hotel Actual/Comparable Portfolio Property-Level Trailing 12 Adjusted EBITDAre Contribution by Brand

Hyatt
11.6%
Regency 9.8%
Centric 1.8%
Hotels 2
Rooms 1,223
Hilton
26.2%
Hilton 18.5%
Embassy Suites 5.8%
Hilton Garden Inn 1.9%
Hotels 6
Rooms 2,989
Independent
11.8%
Marriott
50.4%
Renaissance 24.4%
Marriott 20.8%
JW Marriott 4.1%
Courtyard 1.1%
Hotels 11
Rooms 5,333

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information May 6, 2019

Operating Statistics by Region
Q1 2019/2018

		For the Three Months Ended March 31,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	6	82.4%	$243.43	$200.59	85.1%	$228.29	$194.27	3.3%
Other West (2)	2	88.5%	$403.00	$356.66	90.5%	$365.38	$330.67	7.9%
Midwest	3	72.3%	$118.86	$85.94	77.0%	$126.90	$97.71	-12.0%
East (3)	10	77.2%	$201.38	$155.47	74.3%	$197.17	$146.50	6.1%

21 Hotel Actual/Comparable Portfolio (4)	21	79.2%	$223.78	$177.23	79.2%	$214.63	$169.99	4.3%

(1)	California excludes the Hyatt Regency Newport Beach, sold in July 2018.
(2)	Other West excludes the two Houston hotels, sold in October 2018.
(3)	East excludes the Marriott Tysons Corner, sold in December 2018, and the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.
(4)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of March 31, 2019.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information May 6, 2019

PROPERTY-LEVEL ADJUSTED EBITDAre  &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 32

Supplemental Financial Information May 6, 2019

Property-Level Adjusted EBITDAre
Q1 2019/2018

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
	(In thousands)	2019	2018
		Hotel Adjusted EBITDAre (2)	Hotel Adjusted EBITDAre (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$10,911	$13,784	-21%
2	Boston Park Plaza	1,269	(321)	495%
3	Renaissance Washington DC	5,587	4,636	21%
4	Hyatt Regency San Francisco (3)	8,854	6,855	29%
5	Renaissance Orlando at SeaWorld®	10,224	10,169	1%
6	Renaissance Harborplace (3)	357	1,105	-68%
7	Wailea Beach Resort	13,219	12,645	5%
8	Renaissance Los Angeles Airport (3)	1,896	1,531	24%
9	JW Marriott New Orleans	5,423	4,586	18%
10	Hilton Times Square	(549)	91	-703%
11	Hyatt Centric Chicago Magnificent Mile	(1,051)	(815)	-29%
12	Marriott Boston Long Wharf (3)	1,589	(1,295)	223%
13	Renaissance Long Beach	2,415	2,426	0%
14	Embassy Suites Chicago (3)	98	332	-70%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	(431)	(221)	-95%
16	Renaissance Westchester	(142)	5	-2940%
17	Embassy Suites La Jolla	2,375	2,254	5%
18	Hilton New Orleans St. Charles	1,166	1,730	-33%
19	Marriott Portland	1,040	1,290	-19%
20	Courtyard by Marriott Los Angeles	875	978	-11%
21	Oceans Edge Resort & Marina (3)	2,554	2,261	13%

	21 Hotel Actual/Comparable Portfolio (4)	67,679	64,026	6%

	Add: Sold Hotels (5)
	Marriott Philadelphia	—	(352)	100%
	Marriott Quincy	—	(591)	100%
	Hyatt Regency Newport Beach (3)	—	2,205	-100%
	Hilton North Houston	—	956	-100%
	Marriott Houston	—	777	-100%
	Marriott Tysons Corner	—	1,674	-100%

	Actual Portfolio (6)	$67,679	$68,695	-1%

*Footnotes on page 34

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 33

Supplemental Financial Information May 6, 2019

Property-Level Adjusted EBITDAre
Q1 2019/2018 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)	Reconciliations to Net Income (Loss) provided on pages 37 and 38.
(3)

Hotel Adjusted EBITDAre for the first quarter of 2019 is impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace, and by a $0.2 million non-current year property tax assessment received at the Oceans Edge Resort & Marina. Hotel Adjusted EBITDAre for the first quarter of 2018 is impacted by room renovations at the Hyatt Regency San Francisco, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport, and by a total of $19,000 in non-current year property tax credits, net of appeal fees, received at the following hotels: the Embassy Suites Chicago $14,000; and the Hyatt Regency Newport Beach $5,000.

(4)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of March 31, 2019.
(5)

Sold Hotels include the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach, sold in July 2018, the two Houston hotels, sold in October 2018, and the Marriott Tysons Corner, sold in December 2018.

(6)

Actual Portfolio for the first quarter of 2019 includes all 21 hotels owned by the Company as of March 31, 2019. Actual Portfolio for the first quarter of 2018 includes all 25 hotels owned by the Company as of March 31, 2018, plus results generated by the Marriott Philadelphia and the Marriott Quincy before their sale in January 2018.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 34

Supplemental Financial Information May 6, 2019

Property-Level Adjusted EBITDAre Margins
Q1 2019/2018

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
		2019	2018
		Hotel Adjusted EBITDAre Margin	Hotel Adjusted EBITDAre Margin	Change in bps
1	Hilton San Diego Bayfront (1) (2)	29.7%	34.0%	(430) bps
2	Boston Park Plaza	7.1%	-2.2%	930 bps
3	Renaissance Washington DC	26.7%	24.0%	270 bps
4	Hyatt Regency San Francisco (2)	28.4%	25.3%	310 bps
5	Renaissance Orlando at SeaWorld®	39.8%	39.5%	30 bps
6	Renaissance Harborplace (2)	5.1%	12.9%	(780) bps
7	Wailea Beach Resort	41.7%	43.3%	(160) bps
8	Renaissance Los Angeles Airport (2)	23.8%	20.5%	330 bps
9	JW Marriott New Orleans	46.2%	43.0%	320 bps
10	Hilton Times Square	-5.6%	0.9%	(650) bps
11	Hyatt Centric Chicago Magnificent Mile	-20.6%	-15.1%	(550) bps
12	Marriott Boston Long Wharf (2)	15.7%	-21.0%	3,670 bps
13	Renaissance Long Beach	31.8%	32.4%	(60) bps
14	Embassy Suites Chicago (2)	2.4%	7.7%	(530) bps
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	-16.1%	-6.8%	(930) bps
16	Renaissance Westchester	-3.2%	0.1%	(330) bps
17	Embassy Suites La Jolla	39.2%	39.2%	— bps
18	Hilton New Orleans St. Charles	30.1%	42.5%	(1,240) bps
19	Marriott Portland	31.2%	35.7%	(450) bps
20	Courtyard by Marriott Los Angeles	28.5%	31.3%	(280) bps
21	Oceans Edge Resort & Marina (2)	37.9%	39.5%	(160) bps

	21 Hotel Actual/Comparable Portfolio (3)	26.3%	25.9%	40 bps

	21 Hotel Actual/Comparable Portfolio, excluding prior year property tax adjustments, net (4)	26.3%	25.9%	40 bps

*Footnotes on page 36

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 35

Supplemental Financial Information May 6, 2019

Property-Level Adjusted EBITDAre Margins
Q1 2019/2018 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Hotel Adjusted EBITDAre Margins for the first quarter of 2019 are impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace, and by a $0.2 million non-current year property tax assessment received at the Oceans Edge Resort & Marina. Hotel Adjusted EBITDAre Margins for the first quarter of 2018 are impacted by room renovations at the Hyatt Regency San Francisco, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport, and by a $14,000 non-current year property tax credit, net of appeal fees, received at the Embassy Suites Chicago.

(3)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of March 31, 2019.
(4)

21 Hotel Actual/Comparable Portfolio, excluding prior year property tax adjustments, net represents the 21 Hotel Actual/Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnote 2.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 36

Supplemental Financial Information May 6, 2019

Property-Level Adjusted EBITDAre Reconciliation Q1 2019

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1) (3)	$36,686	$6,405	$(290)	$2,558	$2,238	$10,911	29.7%
2	Boston Park Plaza	17,860	(3,177)	—	4,446	—	1,269	7.1%
3	Renaissance Washington DC	20,896	1,419	—	2,455	1,713	5,587	26.7%
4	Hyatt Regency San Francisco	31,197	5,367	360	3,127	—	8,854	28.4%
5	Renaissance Orlando at SeaWorld®	25,713	7,670	—	2,554	—	10,224	39.8%
6	Renaissance Harborplace (3)	6,970	(1,133)	—	1,490	—	357	5.1%
7	Wailea Beach Resort	31,669	9,340	—	3,879	—	13,219	41.7%
8	Renaissance Los Angeles Airport	7,962	853	—	1,043	—	1,896	23.8%
9	JW Marriott New Orleans	11,732	2,944	2	1,597	880	5,423	46.2%
10	Hilton Times Square	9,767	(4,346)	64	2,545	1,188	(549)	-5.6%
11	Hyatt Centric Chicago Magnificent Mile	5,108	(2,493)	366	1,076	—	(1,051)	-20.6%
12	Marriott Boston Long Wharf	10,094	(1,104)	—	2,693	—	1,589	15.7%
13	Renaissance Long Beach	7,591	1,469	—	946	—	2,415	31.8%
14	Embassy Suites Chicago	4,166	(645)	—	743	—	98	2.4%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,679	(1,092)	9	652	—	(431)	-16.1%
16	Renaissance Westchester	4,497	(1,028)	—	886	—	(142)	-3.2%
17	Embassy Suites La Jolla	6,054	712	—	1,031	632	2,375	39.2%
18	Hilton New Orleans St. Charles	3,877	543	—	623	—	1,166	30.1%
19	Marriott Portland	3,337	644	—	396	—	1,040	31.2%
20	Courtyard by Marriott Los Angeles	3,070	622	—	253	—	875	28.5%
21	Oceans Edge Resort & Marina (3)	6,732	1,777	—	777	—	2,554	37.9%

	21 Hotel Actual/Comparable Portfolio (4)	$257,657	$24,747	$511	$35,770	$6,651	$67,679	26.3%

*Footnotes on page 39

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 37

Supplemental Financial Information May 6, 2019

Property-Level Adjusted EBITDAre Reconciliation Q1 2018

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (5)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$40,508	$9,779	$(289)	$2,552	$1,742	$13,784	34.0%
2	Boston Park Plaza	14,647	(4,870)	—	4,549	—	(321)	-2.2%
3	Renaissance Washington DC	19,348	446	—	2,435	1,755	4,636	24.0%
4	Hyatt Regency San Francisco (6)	27,098	3,948	—	2,907	—	6,855	25.3%
5	Renaissance Orlando at SeaWorld®	25,712	7,998	—	2,171	—	10,169	39.5%
6	Renaissance Harborplace	8,593	(344)	—	1,449	—	1,105	12.9%
7	Wailea Beach Resort	29,196	8,611	—	4,034	—	12,645	43.3%
8	Renaissance Los Angeles Airport (6)	7,456	740	—	791	—	1,531	20.5%
9	JW Marriott New Orleans	10,675	2,682	1	1,002	901	4,586	43.0%
10	Hilton Times Square	10,122	(3,733)	70	2,559	1,195	91	0.9%
11	Hyatt Centric Chicago Magnificent Mile	5,392	(2,315)	366	1,134	—	(815)	-15.1%
12	Marriott Boston Long Wharf (6)	6,176	(3,476)	—	2,181	—	(1,295)	-21.0%
13	Renaissance Long Beach	7,490	1,574	—	852	—	2,426	32.4%
14	Embassy Suites Chicago (6)	4,314	(434)	—	766	—	332	7.7%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,231	(1,009)	—	788	—	(221)	-6.8%
16	Renaissance Westchester	4,761	(872)	—	877	—	5	0.1%
17	Embassy Suites La Jolla	5,751	581	—	1,028	645	2,254	39.2%
18	Hilton New Orleans St. Charles	4,073	1,134	—	596	—	1,730	42.5%
19	Marriott Portland	3,609	885	—	405	—	1,290	35.7%
20	Courtyard by Marriott Los Angeles	3,125	685	—	293	—	978	31.3%
21	Oceans Edge Resort & Marina	5,727	2,248	(747)	760	—	2,261	39.5%

	21 Hotel Actual/Comparable Portfolio (4)	247,004	24,258	(599)	34,129	6,238	64,026	25.9%

	Add: Sold Hotels (7)
	Marriott Philadelphia	232	(352)	—	—	—	(352)	-151.7%
	Marriott Quincy	371	(591)	—	—	—	(591)	-159.3%
	Hyatt Regency Newport Beach (6)	8,876	1,321	—	884	—	2,205	24.8%
	Hilton North Houston	5,169	733	2	221	—	956	18.5%
	Marriott Houston	3,424	488	2	287	—	777	22.7%
	Marriott Tysons Corner	5,538	967	—	707	—	1,674	30.2%

	Actual Portfolio (8)	$270,614	$26,824	$(595)	$36,228	$6,238	$68,695	25.4%

*Footnotes on page 39

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 38

Supplemental Financial Information May 6, 2019

Property-Level Adjusted EBITDAre Reconciliation
Q1 2019/2018 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the first quarter of 2019 include: a total of $0.2 million in amortization of finance and operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront; the Hilton Times Square, the Hyatt Centric Chicago Magnificent Mile and the JW Marriott New Orleans; and $0.4 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco.

(3)

Hotel Adjusted EBITDAre for the first quarter of 2019 is impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace, and by a $0.2 million non-current year property tax assessment received at the Oceans Edge Resort & Marina.

(4)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of March 31, 2019.
(5)

Other Adjustments for the first quarter of 2018 include: a total of $0.1 million in amortization of finance and operating lease right-of-use assets at the Hilton San Diego Bayfront, the Hilton Times Square, the Hyatt Centric Chicago Magnificent Mile and the JW Marriott New Orleans (reclassified to conform to the current year's reporting); $(0.8) million in hurricane-related business interruption insurance proceeds at the Oceans Edge Resort & Marina; and a total of $0.1 million in hurricane-related uninsured losses at the two Houston hotels and the Oceans Edge Resort & Marina.

(6)

Hotel Adjusted EBITDAre for the first quarter of 2018 is impacted by room renovations at the Hyatt Regency San Francisco, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport, and by a total of $19,000 in non-current year property tax credits, net of appeal fees, received at the following hotels: the Embassy Suites Chicago $14,000; and the Hyatt Regency Newport Beach $5,000.

(7)

Sold Hotels for the first quarter of 2018 include results for the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach sold in July 2018, the two Houston hotels sold in October 2018, and the Marriott Tysons Corner sold in December 2018.

(8)

Actual Portfolio for the first quarter of 2018 includes all 25 hotels owned by the Company as of March 31, 2018, plus results generated by the Marriott Philadelphia and the Marriott Quincy before their sale in January 2018.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 39